EXHIBIT 10.1
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                       STOCK PURCHASE AGREEMENT

           This Stock Purchase Agreement (this "Agreement") is made as of April 19, 2000 by and between Entrade Inc., a Pennsylvania company (the "Seller"), and Internet Capital Group, Inc., a Delaware corporation (the "Purchaser").

           WHEREAS, Seller owns, among others, 6,000,000 shares (the "Shares") of Class A Common Stock of asseTrade.com, Inc., a Delaware corporation (the "Company"), par value $.001 per share (the "Common Stock"); and

           WHEREAS, Seller desires to sell, and Purchaser desires to purchase, the Shares.

           In consideration of the mutual promises and covenants herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


                              SECTION 1.

                      PURCHASE AND SALE OF SHARES
                      ---------------------------

           SECTION 1.1. SALE OF SHARES. Subject to the terms and conditions hereof, at the Closing (as defined below) Seller will sell to Purchaser and Purchaser will buy from Seller 6,000,000 shares of Common Stock for an aggregate purchase price of $10,000,000, payable by confirmed wire transfer of immediately available funds to an account designated by Seller.


                              SECTION 2.

                        CLOSING DATE; DELIVERY
                        ----------------------

           SECTION 2.1. CLOSING. The Closing shall be held at the offices of Internet Capital, 435 Devon Park Drive, Building 600, Wayne, PA 19087, at 4:00 p.m. on April 19, 2000 (the "Closing") or at such other time and place upon which Seller and Purchaser shall agree.

           SECTION 2.2. DELIVERY. At the Closing, Seller will deliver to Purchaser a certificate representing the Shares, accompanied by a stock power duly executed in blank, and Purchaser shall deliver to Seller by wire transfer the aggregate purchase price of the Shares.


                              SECTION 3.

              REPRESENTATIONS AND WARRANTIES OF PURCHASER
              -------------------------------------------

           SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. Purchaser hereby represents and warrants to Seller that:



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                 (a)        Purchaser has all requisite power and
authority to enter into this Agreement and to carry out the terms hereof. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights or creditors' remedies generally; (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefore may be brought; and (iii) an implied covenant of good faith and fair dealing.

                 (b) The Shares to be acquired by Purchaser will be acquired by Purchaser solely for its own account for investment and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").

                 (c) Purchaser understands that the Shares have not been registered under the Securities Act and must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is or becomes available.

                 (d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and the compliance with the terms, conditions and provisions of this Agreement by Purchaser will not (i) conflict with or result in a breach of or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under any of the terms, conditions or provisions of any contract to which Purchaser is a party or by which Purchaser or any of its assets may be bound or affected, that could have a material adverse effect on the transactions as contemplated in this Agreement, or any judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, rule or regulation; or (ii) require any consent, authorization, waiver or approval of any governmental authority, lender, or any other person.

                 (e) No consent, approval or authorization of, or registration or filing with, any person, including any governmental authority or other regulatory agency, is required in connection with the execution and delivery of this Agreement by Purchaser or the consummation by it of the transactions contemplated hereby.

                 (f) Purchaser has not made any agreement or taken any other action causing anyone to become entitled to a broker's fee or commission as a result of the transactions contemplated hereby.

                 (g) In consideration of the acceptance of the offer made hereby, Purchaser hereby agrees to indemnify and hold harmless, Seller from and against any and all liability, loss, damage, expense and reasonable attorneys' fees and disbursement of counsel which Seller may hereafter incur, suffer, or be required to pay by reason of the falsity of, or the failure of Purchaser to comply with, in all material respects, any representations or agreements contained in this Agreement.




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                              SECTION 4.

               REPRESENTATIONS AND WARRANTIES OF SELLER
               ----------------------------------------

           SECTION 4.1. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchaser that:

                 (a)        Seller has (i) title to and is the sole
record and beneficial owner of the Shares free and clear of any and all liens, claims, security interests, pledges, charges, equities, options, restrictions and encumbrances of whatsoever nature, except those arising under applicable federal and state securities laws; (ii) full legal right, power and authority to enter into and deliver this Agreement, to transfer such Shares to Purchaser in accordance with this Agreement and to perform fully its other obligations hereunder, without the need for the consent of any other person or entity; and (iii) not entered into any voting trust agreements or other agreements restricting the voting, dividend rights or disposition of any of the Shares except for the Amended and Restated Stockholder Agreement dated as of April 19, 2000 by and among the Company and the stockholders that are parties thereto and the Amended and Restated Investor Rights Agreement dated as of April 3, 2000 by and among the Company and the stockholders that are parties thereto.

                 (b) Seller has all requisite power and authority to enter into this Agreement and to carry out the terms hereof. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights or creditors' remedies generally; (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefore may be brought; and (iii) an implied covenant of good faith and fair dealing. Upon delivery to Purchaser at the Closing of certificates representing Seller's Shares in accordance herewith, Purchaser will acquire good and marketable valid title to such Shares, free and clear of all liens, claims, security interests, pledges, charges, equities, options, restrictions and encumbrances of whatsoever nature, except those arising under applicable federal and state securities laws.

                 (c) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and the compliance with the terms, conditions and provisions of this Agreement by Seller will not (i) conflict with or result in a breach of or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under any of the terms, conditions or provisions of any contract to which Seller is a party or by which Seller or any of its assets may be bound or affected that could have a material adverse effect on the transactions as contemplated in this Agreement or the vesting of good and marketable title to the Shares in Purchaser as set forth in Section 4.1(b) hereof, or any judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, rule or regulation; or (ii) require any consent, authorization, waiver or approval of any governmental authority, lender, or any other person.

                 (d) No consent, approval or authorization of, or registration or filing with, any person, including any governmental authority or other regulatory agency, is required in connection with the execution and delivery of this Agreement by Seller or the consummation by it of the transactions contemplated hereby.

                 (e) Seller has not made any agreement or taken any other action causing anyone to become entitled to a broker's fee or commission as a result of the transactions contemplated hereby.



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                 (f)        In consideration of the acceptance of the
offer made hereby, Seller hereby agrees to indemnify and hold harmless, Purchaser from and against any and all liability, loss, damage, expense and reasonable attorneys' fees which it may hereafter incur, suffer, or be required to pay by reason of the falsity of, or the failure of Seller to comply with, in all material respects, any representations or agreements contained in this Agreement.


                              SECTION 5.

                        [INTENTIONALLY OMITTED]
                        ----------------------


                              SECTION 6.

                           CERTAIN COVENANTS
                          ------------------

           SECTION 6.1. REQUIRED LEGENDS. The certificates representing the Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend:

                 (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL, RIGHTS OF CO-SALE AND VOTING AGREEMENTS AS SET FORTH IN A STOCKHOLDER AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES AND THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL, RIGHTS OF CO-SALE AND VOTING AGREEMENTS ARE BINDING UPON CERTAIN TRANSFEREES OF THESE SHARES."

                 (b) Any legend required to be placed thereon by applicable blue sky laws of any state.


                              SECTION 7.

                             MISCELLANEOUS
                             -------------

           SECTION 7.1. SURVIVAL OF WARRANTIES. All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement, the Closing and the consummation of the transactions contemplated hereby. Seller acknowledges that its representations and warranties set forth in this Agreement shall not be affected or mitigated by any investigation conducted by Purchaser prior to the Closing or any knowledge of Purchaser.

           SECTION 7.2. ENTIRE AGREEMENT; AMENDMENT. This Agreement and all provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.



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           SECTION 7.3.  COUNTERPARTS.  This Agreement may be executed in two or more counterparts and by facsimile signature, each of which shall be an original, but all of which together shall constitute one and the same instrument.

           SECTION 7.4. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and wholly to be performed within the State of Delaware by Delaware residents.

           SECTION 7.5.  NOTICES, ETC.  All notices and other
communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

           (a)        if to Purchaser:

                      Internet Capital Group, Inc.
                      435 Devon Park Drive, #600
                      Wayne, PA  19087-1940
                      Attn:  General Counsel

                 (b)  if to Seller:

                      Entrade, Inc.
                      500 Central Avenue
                      Northfield, IL 60093
                      Attn:  General Counsel

or at such other address as Purchaser or Seller may designate by ten (10) days' advance written notice to the other parties to this Agreement.

           SECTION 7.6. HEADINGS. The headings of the sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.



                       [signature page follows]


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           IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first set forth above.



SELLER:                           PURCHASER:

ENTRADE INC.                      INTERNET CAPITAL GROUP, INC.


By:  /s/ Mark F. Santacrose       By:  /s/ Henry N. Nassau
     -------------------------         ---------------------------
     Name:  Mark F. Santacrose         Name:  Henry N. Nassau
     Title: President                  Title: Managing Director
                                              and General Counsel